UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  July 11, 2003
                         Date of earliest event reported


                       P.D.C. INNOVATIVE INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



           Nevada                               0-27157                          65-0789306
(State or other jurisdiction                   (Commission                      (IRS Employer
       of incorporation)                       File Number)                   Identification No.)


                 4411 NW 105th Terrace, Coral Springs, FL 33065
          (Address of principal executive offices, including zip code)


                                 (954) 341-0092
               Registrant's telephone number, including area code


           __________________________________________________________
          (Former name or former address, if changed since last report)

Item 1.           Changes in Control of Registrant.
                  --------------------------------

                  Not Applicable

Item 2.           Acquisition or Disposition of Assets.
                  ------------------------------------

                  Not Applicable

Item 3.           Bankruptcy or Receivership.
                  --------------------------

                  Not Applicable

Item 4.           Changes in Registrant's Certifying Accountant.
                  ---------------------------------------------

                  Not Applicable

Item 5.           Other Events and Regulation FD Disclosure.
                  -----------------------------------------

                  See Press Release attached hereto as Exhibit 99.1

Item 6.           Resignations of Registrant's Directors.
                  --------------------------------------

                  Not Applicable

Item 7.           Financial Statement and Exhibits.
                  --------------------------------

                  (a) Financial Statement - Not Applicable

                  (b) Pro-Forma Financials - Not Applicable

                  (c) Exhibits

                      Exhibit 99.1 - Press Release dated July 11, 2003

Item 8.           Change in Fiscal Year.
                  ---------------------

                  Not Applicable

Item 9.           Regulation FD Disclosure.
                  ------------------------

                  Not Applicable

Item 10.          Amendments to the Registrant's Code of Ethics or Waiver of a
                  ------------------------------------------------------------
                  Provision of the Code of Ethics.
                  -------------------------------

                  Not Applicable

Item 11.          Temporary Suspension of Trading Under Registrant's Employee
                  -----------------------------------------------------------
                  Benefit Plans.
                  -------------

                  Not Applicable

Item 12.          Results of Operations and Financial Condition.
                  ---------------------------------------------

                  Not Applicable

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  P.D.C. INNOVATIVE INDUSTRIES, INC.


                                  By: /s/ Michael Hiler
                                      --------------------------------------
                                      Michael Hiler, Chief Executive Officer


Dated: July 11, 2003


                                        3